Stock-based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation Expense

We recorded stock-based compensation expense in our consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010, respectively, as follows (in thousands):

	2012	2011	2010
Cost of net revenue	$1,063	$1,508	$1,904
Research and development	3,150	3,862	7,087
Sales and marketing	3,464	4,267	4,161
General and administrative	7,988	11,578	16,727

	15,665	21,215	29,879
Benefit for income taxes	(2,660)	(4,560)	(6,203)

Stock-based compensation, net of tax	$13,005	$16,655	$23,676

Fair Value Assumptions for Stock Options on the Date of Grant

The following assumptions were used to estimate the fair value of options granted during the years ended December 31, 2012, 2011 and 2010, using a Black-Scholes option-pricing model:

	2012	2011	2010
Risk-free interest rate	0.83%	1.31%	2.03%
Expected dividend yield	—	—	—
Expected life	5.60 years	5.46 years	5.34 years
Expected volatility	42%	43%	42%